TAXES	12 Months Ended
Dec. 31, 2019
Income Tax [Abstract]
INCOME TAXES
Income taxes
Current income tax
Current income tax for the period includes amounts expected to be payable on taxable income in the period together with any adjustments to taxes payable in respect of previous periods, and is determined based on the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group operates and generates taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities.
Deferred tax
Deferred tax is determined by identifying the temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. Deferred tax for the period includes origination and reversal of temporary differences, remeasurements of deferred tax balances and adjustments in respect of prior periods.
Deferred tax liabilities are recognised for all taxable temporary differences, except:

•
when the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

•
in respect of taxable temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, when the timing of the reversal of the temporary differences can be controlled by the Group and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax credits and unused tax losses can be utilised, except:

•
when the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

•
in respect of deductible temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures, deferred tax assets are recognised only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date.
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
Income tax is recognised in the consolidated income statement. Income tax is recognised in other comprehensive income or directly in equity to the extent that it relates to items recognised in other comprehensive income or in equity.
2019, 2018 and 2017 results
The following table summarises the major components of income tax expense for the periods presented:

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
Current income tax:
Current income tax charge	330	315	294
Adjustment in respect of current income tax from prior periods	(20)	4	—
Total current tax	310	319	294
Deferred tax:
Relating to the origination and reversal of temporary differences	45	21	196
Adjustment in respect of deferred income tax from prior periods	6	(6)	(3)
Relating to changes in tax rates or the imposition of new taxes	3	(38)	(16)
Total deferred tax	54	(23)	177
Income tax charge per the consolidated income statement	364	296	471

The following table summarises the taxes on items recognised in other comprehensive income (OCI) and directly within equity for the periods presented:

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
Taxes charged (credited) to OCI:
Deferred tax on net gain/loss on revaluation of cash flow hedges	2	(3)	—
Deferred tax on net gain/loss on net investment hedges	—	(41)	(27)
Current tax on net gain/loss on net investment hedges	—	41	—
Deferred tax on net gain/loss on pension plan remeasurements	(12)	—	18
Total taxes charged (credited) to OCI	(10)	(3)	(9)
Taxes charged (credited) to equity:
Deferred tax charge (credit): share-based compensation	(2)	12	(12)
Current tax charge (credit): share-based compensation	(4)	(5)	(2)
Total taxes charged (credited) to equity	(6)	7	(14)

The effective tax rate was 25.0%, 24.6% and 40.6% for the years ended 31 December 2019, 31 December 2018 and 31 December 2017, respectively. The parent company of the Group is a UK company. Accordingly, the following tables provide reconciliations of the Group’s income tax expense at the UK statutory tax rate to the actual income tax expense for the periods presented:

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
Accounting profit before tax from continuing operations	1,452	1,205	1,159
Tax expense at the UK statutory rate	276	229	223
Taxation of foreign operations, net(A)	89	81	86
Non-deductible expense items for tax purposes	4	30	7
Rate and law change benefit, net(B)(C)(D)(E)(F)	3	(38)	(16)
Deferred taxes not recognised	6	(4)	174
Adjustment in respect of prior periods	(14)	(2)	(3)
Total provision for income taxes	364	296	471
(A) This reflects the impact, net of income tax contingencies, of having operations outside the UK, which are taxed at rates other than the statutory UK rate of 19% (2018: 19%, 2017: 19.25%), with the benefit of some income being fully or partially exempt from income taxes due to various operating and financing activities.
(B) In 2019, France enacted two law changes that decelerated the trajectory of the rate reduction from 33.33% to 25% effective for tax years beginning on or after 1 January 2019. The Group recognised a net deferred tax expense of €1 million to reflect the impact of these changes. In 2017, the Group had previously recognised a deferred tax benefit of €11 million to reflect the incremental rate reduction ultimately reaching 25% effective 1 January 2022.
(C) In 2018, the Netherlands enacted a staggered reduction in the tax rate from 25% in 2018 to 20.5% in 2021 and deferred tax balances were adjusted accordingly. The Group recognised a deferred tax benefit of €9 million to reflect the impact of the rate reduction. In 2019, the ultimate level to which the rate will reduce was increased to 21.7%. The Group has recognised a deferred tax expense of €2 million to reflect the impact of this amendment.
(D) In 2018, the Basque territory enacted a law change which reduced the rate of tax from 28% in prior years, to 26% in 2018 and 24% from 2019. Additionally, the rules relating to the use of tax credits changed. The Group recognised a deferred tax benefit of €23 million to reflect the impact of this change.
(E) In 2017, Belgium enacted an incremental corporate income tax rate reduction from 34%, ultimately reaching 25%, effective 1 January 2020. As a result, the Group recognised a deferred tax benefit of €20 million to reflect the impact of this change.
(F) In 2018, Sweden enacted an incremental corporate income tax rate reduction from 22%, ultimately reaching 20.6%, effective 1 January 2021. As a result, the Group recognised a deferred tax benefit of €5 million to reflect the impact of this change.
Deferred income taxes
The following table summarises the movements in the carrying amounts of deferred tax liabilities and assets by significant component during the period presented:

	Franchise and other intangible assets	Property, plant and equipment	Financial assets and liabilities	Tax losses	Employee and retiree benefit accruals	Tax credits	Other, net	Total, net
	€ million	€ million	€ million	€ million	€ million	€ million	€ million	€ million
As at 31 December 2017	1,997	237	31	(14)	(83)	(28)	41	2,181
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	(3)	(23)	28	10	(9)	11	1	15
Effect of tax rate changes on income statement	(40)	(1)	—	—	—	4	(1)	(38)
Amounts charged/(credited) directly to OCI (excluding effect of tax rate changes)	—	—	(44)	—	—	—	—	(44)
Amount charged/(credited) to equity (excluding effect of tax rate changes)	—	—	—	—	11	1	—	12
Effect of movements in foreign exchange	(5)	(1)	—	—	—	—	—	(6)
As at 31 December 2018	1,949	212	15	(4)	(81)	(12)	41	2,120
Amount charged/(credited) to income statement (excluding effect of tax rate changes)	2	10	(10)	—	36	9	4	51
Effect of tax rate changes on income statement	2	1	—	—	—	—	—	3
Amounts charged/(credited) directly to OCI	—	—	2	—	(12)	—	—	(10)
Amount charged/(credited) to equity	—	—	—	—	(2)	—	—	(2)
Effect of movements in foreign exchange	13	1	—	—	—	—	—	14
As at 31 December 2019	1,966	224	7	(4)	(59)	(3)	45	2,176

The total net deferred tax liability of €2,176 million at 31 December 2019 is presented in the consolidated statement of financial position as deferred tax assets of €27 million and deferred tax liabilities of €2,203 million. Other net deferred tax liabilities as at 31 December 2019 include a €45 million liability arising on assets capitalised under IFRS but expensed for tax, and a €22 million liability related to purchase accounting on earlier transactions in an acquired entity.
Unrecognised tax items
The utilisation of tax losses and temporary differences carried forward, for which no deferred tax asset is currently recognised, is subject to the resolution of tax authority enquiries and the achievement of positive income in periods which are beyond the Group’s current business plan, and therefore this utilisation is uncertain. In respect of unused tax losses and other attributes carried forward, deferred tax assets of €493 million, €544 million and €569 million have not been recognised as at 31 December 2019, 31 December 2018 and 31 December 2017, respectively. As at 31 December 2019, the net recognised tax losses carried forward totalled €4 million. Of these, €3 million expire between 2026 and 2029. As at 31 December 2019, the Group recognised tax credits carried forward totalling €3 million, which expire between 2043 and 2049.
As at 31 December 2019, there are no taxable temporary differences associated with investments in subsidiaries.
Tax provisions
The Group is routinely under audit by tax authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertainty relating to these tax matters that it believes appropriately reflect its risk. As at 31 December 2019, the carrying value of these provisions is included in Non-current tax liabilities, with the exception of €9 million, which is included in Current tax liabilities.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments, and is vigorously defending its position against these assessments.